united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 12/31/19

Item 1. Reports to Stockholders.

Class A Shares (BHTAX)

Class C Shares (BHTCX)

Annual Report
December 31, 2019

1-877-760-0005
WWW.BH-ADV.COM

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.beechhilltotalreturnfund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker- dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

December 31, 2019

Dear Shareholders,

Our fund performed quite favorably for 2019, providing a 21.11% Class A return to shareholders, in line with the average of our benchmark indicators, the S&P 500 gaining 31.49% and the Bloomberg Barclays US Aggregate bond index rising 8.72%. Throughout the year investors were contending with a litany of uncertainties including the Brexit confusion, a presidential impeachment, trade conflicts with China (as well as others), an escalating Saudi and Iran conflict, a hawkish Fed and a briefly inverted yield curve. In contrast, economic datapoints continued to support expansion with better than expected job growth and wage inflation, improving consumer sentiment, hearty GDP growth, and low inflation. As the year concluded, the scales were tipped positively with the Fed reversing course and lowering rates for the third time, a completed trade deal with China, and deescalating tensions with Iran. Riding this positive enthusiasm, markets closed the year near their highs providing robust return for the final quarter of 2019.

Strategically, we were rewarded as we remained consistent with our positive bias based on fundamental data and our invested posture throughout the year. Going forward, we believe the economic growth cycle will continue in 2020 albeit at a more muted pace. We believe US GDP growth should approach approximately 2% year over year, with global growth expected to exceed 3%. In an analyst poll from FactSet earnings for the S&P 500 companies should exceed 9% while sales are projected to increase over 5%. Fundamentally, this presents a favorable backdrop for market returns and merits an invested posture. Less clear but equally important will be the current events in the mid-east, our presidential election and any outlier events that mute investor confidence. As we are now some ten years into an economic expansion and bull market, long by historic standards, we know at some point the cycle will repeat and growth will slow and/or decline; we have just not seen the evidence yet. We will maintain our invested positioning until macroeconomic and corporate data indicate otherwise.

Tactically, we anticipate continued investor preference toward defensive positioning with less cyclical exposure and an increased weighting in the more consistent and conservative segments. As such, we continue to revise the fund in that direction. At the conclusion of the quarter, our largest segment weightings were in the technology, healthcare and consumer discretionary groups. We believe technology will continue to offer the highest comparative growth profile and relative returns over an intermediate and long-term investment horizon. Out of favor and discounted healthcare names should once again return to their mean valuation as political risk diminishes and cash flows are properly valued through share appreciation. And lastly, consumer discretionary companies will continue to benefit from ongoing low unemployment, wage growth, and economic expansion. Additionally, we have added convertible preferred securities in our asset allocation providing a combination of income and growth less correlated to the equity indexes. We could best be described as guarded optimists with an awareness of the length of the current bull market and recent dramatic market gains. A happy and prosperous new year to all!

Best regards,

Beech Hill Advisors

*	The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

The Bloomberg Barclays US Aggregate Bond Index is an unmanaged composite of US bonds. This index is widely used by professional investors as a performance benchmark for fixed income investment. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

NLD Review Code: 5222-NLD-2/7/2020

Beech Hill Total Return Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2019

The Fund's performance figures* for the periods ended December 31, 2019, as compared to its benchmark:

		3 Year	5 Year	Since Inception***
	1 Year	(Annualized)	(Annualized)	(Annualized)
Beech Hill Total Return Fund Class A	21.11%	9.87%	5.85%	5.40%
Beech Hill Total Return Fund Class A with load	16.29%	8.39%	4.98%	4.91%
Beech Hill Total Return Fund Class C	20.18%	9.04%	5.06%	4.61%
S&P 500 Total Return Index **	31.49%	15.27%	11.70%	13.16%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.00%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund's advisor has contractually agreed to reduce its fees and to reimburse expenses at least until April 30, 2020. The Fund’s total annual operating expense, before fee waiver and/or reimbursements, including underlying fund fees, is 2.67% for Class A shares, and 3.42% for Class C shares per the most recent prospectus. The Fund's total annual fund operating expenses after fee waiver and/or reimbursement excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.75% and 2.50% of average daily net assets attributable to Class A and Class C, respectively, per the most recent prospectus. Class A shares are subject to a maximum sales charge of 4.00% imposed on purchases. Purchases of $1 million or more of Class A shares may be subject to a contingent deferred sales charge of up to 0.50% on shares redeemed within the first 18 months after purchase. Redemptions of Class A and Class C shares held less than 30 days are subject to a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-760-0005.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

***	Inception date is January 24, 2011.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry as of December 31, 2019	% of Net Assets
Pharmaceuticals	17.6%
Oil & Gas	8.2%
Semiconductors	7.8%
Internet	6.9%
Banks	6.6%
Telecommunications	5.4%
Preferred Stock	4.7%
Aerospace Defense	4.6%
Leisure Time	3.5%
Short Term Investment	7.4%
Other Investments	27.0%
Assets in Excess of Other Liabilities	0.3%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund's holdings.

Beech Hill Total Return Fund
PORTFOLIO OF INVESTMENTS
December 31, 2019

Shares		Fair Value
	COMMON STOCK - 84.7%
	AEROSPACE DEFENSE - 4.6%
1,000	Boeing Co.	$325,760
1,500	Raytheon Co.	329,610
		655,370
	AIRLINES - 2.9%
7,000	Delta Air Lines, Inc.	409,360

	AUTO MANUFACTURERS - 2.6%
10,000	General Motors Co.	366,000

	BANKS - 6.6%
13,000	Bank of America Corp.	457,860
6,000	Citigroup, Inc.	479,340
		937,200
	CHEMICALS - 2.7%
8,000	Nutrien Ltd.	383,280

	COMMERCIAL SERVICES - 1.6%
2,175	PayPal Holdings, Inc. *	235,270

	COMPUTERS - 2.0%
4,500	NetApp, Inc.	280,125

	DIVERSIFIED FINANCIAL SERVICES - 2.3%
650	BlackRock, Inc.	326,755

	ELECTRIC - 2.2%
7,000	Exelon Corp.	319,130

	FOOD - 2.0%
5,400	General Mills, Inc.	289,224

	HEALTHCARE-SERVICES - 1.1%
425	Humana, Inc.	155,771

	INTERNET - 6.9%
350	Alphabet, Inc. *	468,786
200	Amazon.com, Inc. *	369,568
475	Netflix, Inc. *	153,696
		992,050
	LEISURE TIME - 3.5%
3,750	Royal Caribbean Cruises Ltd.	500,662

	MEDIA - 1.9%
6,500	ViacomCBS, Inc.	272,805

See accompanying notes to financial statements.

Beech Hill Total Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2019

Shares		Fair Value
	COMMON STOCK - 84.7% (Continued)
	OIL & GAS - 8.2%
6,500	Royal Dutch Shell PLC	$383,370
3,000	Phillips 66	334,230
4,800	Valero Energy Corp.	449,520
		1,167,120
	PHARMACEUTICALS - 17.6%
5,000	AbbVie, Inc.	442,700
8,000	Bristol-Myers Squibb Co.	513,520
7,000	CVS Health Corp.	520,030
2,675	Johnson & Johnson	390,202
4,000	Merck & Co., Inc.	363,800
7,000	Pfizer, Inc.	274,260
		2,504,512
	SEMICONDUCTORS - 7.8%
4,500	Applied Materials, Inc.	274,680
1,250	Broadcom, Inc.	395,025
7,500	Intel Corp.	448,875
		1,118,580
	SOFTWARE - 2.8%
2,500	Microsoft Corp.	394,250

	TELECOMMUNICATIONS - 5.4%
7,500	Cisco Systems, Inc.	359,700
14,000	Corning, Inc.	407,540
		767,240

	TOTAL COMMON STOCK (Cost $9,187,847)	12,074,704

	PREFERRED STOCK - 4.7%
7,000	International Flavors & Fragrances, Inc. 6.000% 09/15/21	336,070
6,500	NextEra Energy, Inc. 4.872% 09/01/22	333,320
	TOTAL PREFERRED STOCK (Cost $679,153)	669,390

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 2.9%
3,500	Digital Realty Trust, Inc. (Cost $350,054)	419,090

	SHORT-TERM INVESTMENTS - 7.4%
	MONEY MARKET FUND - 7.4%
1,052,692	Dreyfus Treasury Prime Cash Management, Institutional Class, 1.44% ** (Cost $1,052,692)	1,052,692

	TOTAL INVESTMENTS - 99.7% (Cost $11,269,746)	$14,215,876
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%	38,667
	TOTAL NET ASSETS - 100.0%	$14,254,543

PLC - Public Limited Company

REIT- Real Estate Investment Trust

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2019.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

ASSETS
Investment securities:
At cost	$11,269,746
At value	$14,215,876
Cash at broker	64,012
Dividends and interest receivable	18,344
Prepaid expenses	4,534
TOTAL ASSETS	14,302,766

LIABILITIES
Distribution (12b-1) fees payable	6,930
Payable to Advisor	4,217
Payable to related parties	15,295
Accrued expenses	21,781
TOTAL LIABILITIES	48,223
NET ASSETS	$14,254,543

Composition of Net Assets:
Paid in capital ($0 par value, unlimited shares authorized)	$11,247,883
Accumulated Earnings	3,006,660
NET ASSETS	$14,254,543

Net Asset Value Per Share:
Class A Shares:
Net Assets	$7,994,169
Shares of beneficial interest outstanding	610,641
Net asset value (Net Assets ÷ Shares Outstanding) (a)(b)	$13.09
Maximum offering price per share (net asset value plus maximum sales charge of 4.00%) (c)	$13.64

Class C Shares:
Net Assets	$6,260,374
Shares of beneficial interest outstanding	496,309
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$12.61

(a)	For certain Class A purchases of $1 million or more, a 0.50% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments of $250,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of withholding taxes of $5,127)	$343,828
Interest	29,982
TOTAL INVESTMENT INCOME	373,810

EXPENSES
Investment advisory fees	136,391
Distribution (12b-1) fees:
Class A	19,430
Class C	58,670
Administrative services fees	40,756
Transfer agent fees	28,951
Accounting services fees	24,281
Compliance officer fees	22,007
Audit fees	17,199
Legal fees	16,846
Registration fees	12,775
Trustees' fees and expenses	10,767
Printing and postage expenses	8,516
Custodian fees	7,499
Third party administrative servicing fees	1,772
Insurance expense	365
Other expenses	2,885
TOTAL EXPENSES	409,110

Less: Fees waived and/or expenses reimbursed by the advisor	(126,310)
NET EXPENSES	282,800

NET INVESTMENT INCOME	91,010

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from:
Investment transactions	883,021
Options Written	14,589
897,610
Net change in unrealized appreciation on:
Investment transactions and foreign currency translations	1,583,054
1,583,054

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	2,480,664

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,571,674

See accompanying notes to financial statements.

Beech Hill Total Return Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2019	2018
FROM OPERATIONS
Net investment income	$91,010	$5,652
Net realized gain from investment transactions	883,021	100,079
Net realized gain on options written	14,589	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,583,054	(1,651,470)
Net increase (decrease) in net assets resulting from operations	2,571,674	(1,545,739)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class A	(367,745)	(135,371)
Class C	(267,379)	(95,853)
Total distributions to shareholders	(635,124)	(231,224)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A ^	240,800	7,091,108
Class C	1,029,452	1,573,256
Net asset value of shares issued in reinvestment of distributions:
Class A	364,376	134,350
Class C	267,379	95,798
Payments for shares redeemed:
Class A	(1,344,350)	(222,595)
Class C ^	(666,358)	(8,124,151)
Net increase (decrease) in net assets from shares of beneficial interest	(108,701)	547,766

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,827,849	(1,229,197)

NET ASSETS
Beginning of Year	12,426,694	13,655,891
End of Year	$14,254,543	$12,426,694

^	8,453 Class C shares converted into 8,156 Class A shares, amounting to $103,136, during the year ended December 31, 2019 and 590,314 Class C shares converted into 571,133 Class A shares, amounting to $7,030,643, during the year ended December 31, 2018. Please see Note 1 for additional details.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2019	2018
SHARE ACTIVITY
Class A:
Shares Sold ^	18,905	575,704
Shares Reinvested	28,717	11,385
Shares Redeemed	(106,122)	(17,961)
Net decrease in shares of beneficial interest outstanding	(58,500)	569,128

Class C:
Shares Sold	87,984	125,492
Shares Reinvested	21,825	8,340
Shares Redeemed ^	(54,743)	(677,568)
Net increase (decrease) in shares of beneficial interest outstanding	55,066	(543,736)

^	8,453 Class C shares converted into 8,156 Class A shares, amounting to $103,136, during the year ended December 31, 2019 and 590,314 Class C shares converted into 571,133 Class A shares, amounting to $7,030,643, during the year ended December 31, 2018. Please see Note 1 for additional details.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.34	$12.90	$10.61	$9.86	$10.94
Activity from investment operations:
Net investment income (1)	0.12	0.11	0.10	0.10	0.09
Net realized and unrealized gain (loss) on investments	2.25	(1.44)	2.25	0.74	(0.93)
Total from investment operations	2.37	(1.33)	2.35	0.84	(0.84)
Less distributions from:
Net Investment Income	(0.10)	(0.03)	(0.06)	(0.09)	(0.24)
Net Realized Gain	(0.52)	(0.20)	—	—	—
Total distributions	(0.62)	(0.23)	(0.06)	(0.09)	(0.24)
Paid-in-Capital From Redemption Fees	—	—	—	— (4)	— (4)
Net asset value, end of year	$13.09	$11.34	$12.90	$10.61	$9.86
Total return (2)	21.11%	(10.38)%	22.20%	8.56%	(7.71)%
Net assets, at end of year (000s)	$7,994	$7,587	$1,290	$1,105	$949
Ratio of gross expenses to average net assets (3)(5)	2.68%	2.65%	2.75%	2.56%	2.59%
Ratio of net expenses to average net assets (5)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income to average net assets (5)	0.99%	0.89%	0.88%	0.99%	0.86%
Portfolio Turnover Rate	48%	57%	56%	80%	80%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	Amount represents less than $0.01 per share.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.97	$12.55	$10.37	$9.65	$10.72
Activity from investment operations:
Net investment income (loss) (1)	0.03	(0.01)	0.01	0.02	0.01
Net realized and unrealized gain (loss) on investments	2.16	(1.36)	2.19	0.74	(0.92)
Total from investment operations	2.19	(1.37)	2.20	0.76	(0.91)
Less distributions from:
Net Investment Income	(0.03)	(0.01)	(0.02)	(0.04)	(0.16)
Net Realized Gain	(0.52)	(0.20)	—	—	—
Total distributions	(0.55)	(0.21)	(0.02)	(0.04)	(0.16)
Paid-in-Capital From Redemption Fees	—	—	—	— (4)	— (4)
Net asset value, end of year	$12.61	$10.97	$12.55	$10.37	$9.65
Total return (2)	20.18%	(10.99)%	21.22%	7.85%	(8.47)%
Net assets, at end of year (000s)	$6,260	$4,839	$12,366	$10,356	$10,060
Ratio of gross expenses to average net assets (3)(5)	3.43%	3.40%	3.50%	3.31%	3.34%
Ratio of net expenses to average net assets (5)	2.50%	2.50%	2.50%	2.50%	2.50%
Ratio of net investment income (loss) to average net assets (5)	0.24%	(0.08)%	0.13%	0.24%	0.12%
Portfolio Turnover Rate	48%	57%	56%	80%	80%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	Amount represents less than $0.01 per share.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2019

1.	ORGANIZATION

The Beech Hill Total Return Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks total return from income and capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund currently offers Class A and Class C shares. Class A shares are offered at net asset value plus a maximum sales charge of 4.00%. Load-waved purchases of Class A shares may be subject to a contingent deferred sales charge of up to 0.50% on shares redeemed within 18 months of purchase. Class C shares are offered at net asset value. Redemptions of Class A and Class C shares may be subject to a redemption fee of 1.00% if held less than 30 days. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Effective December 1, 2018 Class C shares of the Beech Hill Total Return Fund (the “Fund”) will automatically convert into Class A shares of the Fund after they have been held for four (4) years. These automatic conversions will be executed without any sales charge, fee or other charge. After such a conversion takes place, the shares will be subject to all features and expenses of Class A shares.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

valued at the last quoted sales price or, in the absence of a sale at the mean between the current bid and ask prices on the valuation date. Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the mean between the current bid and ask prices on the valuation date. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii)       advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2019 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$12,074,704	$—	$—	$12,074,704
Preferred Stock	669,390	—	—	669,390
Real Estate Investment Trusts (REITs)	419,090	—	—	419,090
Short-Term Investment	1,052,692	—	—	1,052,692
Total	$14,215,876	$—	$—	$14,215,876

The Fund did not hold any Level 3 securities during the year.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2016 to December 31, 2018, or expected to be taken in the Fund’s December 31, 2019 year-end tax return. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio, Nebraska (for fiscal years prior to fiscal year ended December 31, 2019) and foreign jurisdictions where the Fund may make significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes put and call options, an amount equal to the premium received is included in the statement of assets and liability as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The amount of realized gains on derivative instruments during the period, as disclosed within the Statement of Operations, serve as indicators of the volume of derivative activity for the Fund. There were no derivatives held at December 31, 2019.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

Impact of Derivatives on the Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended December 31, 2019:

Derivative Investment Type	Location of Gain/Loss on Derivative
Options Written	Net realized gain from options written

The following is a summary of the Fund’s realized gain on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended December 31, 2019:

Realized gain on derivatives recognized in the Statement of Operations
Total for the
Year Ended
Derivative Investment Type	December 31, 2019
Options written - Equity Risk	$14,589

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $5,842,606 and $7,172,662 respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Beech Hill Advisors, Inc. serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended December 31, 2019, the Advisor earned $136,391 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2020, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses’ fees and expenses associated with investments in other collective investment vehicles or derivative

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

instruments (including, for example, option and swap fees and expenses) borrowing costs (such as interest and dividend expenses on securities sold short), taxes, or extraordinary expenses, such as litigation do not exceed 1.75% and 2.50% per annum of the Fund’s average daily net assets for Class A and Class C shares, respectively (the “expense limitation”).

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If Fund Operating Expenses attributable to Class A and Class C shares subsequently exceed the expense limitation the reimbursements shall be suspended. As of December 31, 2019, fee waivers and expense reimbursements subject to total recapture by the Advisor was $126,054 by December 31, 2020, and $127,818 by December 31, 2021 and $126,310 by December 31, 2022.

The Advisor may seek reimbursement only for total expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

For the year ended December 31, 2019, the Advisor waived fees/reimbursed expenses in the amount of $126,310 pursuant to the waiver agreement.

During the year ended December 31, 2019, Beech Hill Securities, Inc., a registered broker/dealer and an affiliate of the Fund, executed trades on behalf of the Fund. Beech Hill Advisors, Inc. received $5,985 in brokerage commissions.

The Trust has adopted the Trust’s Master Distribution Plan and Agreement (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act for each of the Fund’s Class A and Class C shares. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to Class C shares and is paid to Northern Lights Distributors, LLC (the “Distributor” or “NLD”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plans are compensation plans, which means that compensation is provided regardless of 12b-1 expenses incurred. The Fund’s Class A and Class C shares incurred $19,430 and $58,670 of said 12b-1 fees, respectively, during the year ended December 31, 2019.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. For the year ended December 31, 2019, the Distributor received $0 in underwriting commissions for sales of Class A shares, of which $0 was retained by the principal underwriter or other affiliated broker-dealers.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. For the years ended December 31, 2019 and 2018, the Fund received $0 in redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost of investment securities for financial reporting purposes. Aggregate cost for federal tax purposes is $11,307,487 for the Fund and differs from market value by net unrealized appreciation (depreciation) consisting of:

Gross unrealized appreciation:	$2,968,660
Gross unrealized depreciation:	(60,271)
Net unrealized appreciation:	$2,908,389

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

The tax character of Fund distributions paid for the years ended December 31, 2019 and December 31, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2019	December 31, 2018
Ordinary Income	$75,147	$6,687
Long-Term Capital Gain	559,977	224,537
	$635,124	$231,224

As of December 31, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	Depreciation	Earnings/(Losses)
$17,003	$81,268	$—	$—	$—	$2,908,389	$3,006,660

The difference between book basis and tax basis accumulated net realized gain, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

7.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2019, Pershing LLC held 99.60% of the voting securities and may be deemed to control the Fund.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following.

Effective January 30, 2020, Class C shares of Beech Hill Total Return Fund will be converted into Class A shares. Accordingly, the Fund will no longer accept purchase orders from any investor for Class C shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Beech Hill Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Beech Hill Total Return Fund, a series of shares of beneficial interest in Northern Lights Fund Trust (the “Fund”), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the years in the three-year period ended December 31, 2017 were audited by other auditors, whose report dated February 28, 2018 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust since 2006.

Philadelphia, Pennsylvania

February 28, 2020

Beech Hill Total Return Fund
ADDITIONAL INFORMATION (Unaudited)
December 31, 2019

Beech Hill Total Return Fund (Adviser – Beech Hill Advisors, Inc.)*

In connection with the regular meeting held on December 11-12, 2019 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Beech Hill Advisors, Inc. (“Beech Hill”) and the Trust, with respect to the Beech Hill Total Return Fund (the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that the adviser managed approximately $242 million in assets, primarily for high net worth individuals, corporations and registered investment companies. The Trustees reviewed the background of key investment personnel responsible for servicing the Fund, taking into consideration their education and financial industry experience, noting the investment team was comprised of asset management industry veterans. The Trustees reviewed the adviser’s investment process, noting that it utilized fundamental bottom -up research, macro top-down research, and technical analysis to create and manage the Fund’s portfolio. They noted that the adviser screened securities in an effort to determine pricing discrepancies by examining valuations versus sector peers, the general market and historical valuations. The Trustees discussed that the adviser monitored compliance with the Fund’s investment limitations by using real time market linked spreadsheets. The Trustees recognized that BHA had sufficient resources to handle a research-intensive investment process. The Trustees concluded that the adviser had provided quality service to the Fund and its shareholders.

Performance. The Trustees reviewed the Fund’s performance and noted that it underperformed its peer group, Morningstar category, and benchmark for the 1-year period. They further noted that the Fund outperformed its Morningstar category over the 3-year, 5-year, and since inception periods. The Trustees considered the adviser’s assertion that the Fund’s recent underperformance could be attributed to its larger cash position during the 1-year period and its being overweight in the poor performing equity sectors of energy, materials, and healthcare. The Trustees concluded that they were satisfied with the Fund’s overall performance and that the adviser was managing the Fund in accordance with its prospectus for the benefit of shareholders.

Beech Hill Total Return Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
December 31, 2019

Fees and Expenses. The Trustees noted the adviser’s fee of 1.00% with respect to the Fund was equal to its Morningstar category and peer group medians, respectively. The Trustees reviewed the Fund’s net expense ratio, noting it was higher than both of its peer group and Morningstar category medians but was well within the range of both comparable metrics. The Trustees agreed that the Fund’s advisory fee and net expense ratio were consistent with funds of similar size in its peer group and Morningstar category. The Trustees concluded the advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale had been realized in connection with the advisory services provided to the Fund. They considered the adviser’s representation that it expected the Fund to see a decrease in its net expense ratio at modestly higher asset levels but the adviser was not expected to realize economies until significantly higher asset levels were achieved. They noted that based on the Fund’s current asset size, the absence of breakpoints was acceptable at this time.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser noting the adviser estimated it had realized a loss in connection with its relationship with the Fund during the prior year. The Trusteed discussed the receipt of brokerage commissions by the adviser’s affiliate from Fund portfolio transactions. The Trustees concluded that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Beech Hill Total Return Fund
EXPENSE EXAMPLES (Unaudited)
December 31, 2019

As a shareholder of the Beech Hill Total Return Fund, you incur two types of costs: (1) transaction costs, including (a) redemption fees on redemptions made within 30 days of purchase and (b) sales charges (loads) on purchases of, or contingent deferred sales charges on certain redemptions of, Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Beech Hill Total Return Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Beech Hill Total Return Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	7/1/19	12/31/19	7/1/19 – 12/31/19	7/1/19 – 12/31/19
Class A	$1,000.00	$1,082.80	$ 9.19	1.75%
Class C	1,000.00	1,077.80	13.09	2.50

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	7/1/19	12/31/19	7/1/19 – 12/31/19	7/1/19 – 12/31/19
Class A	$1,000.00	$1,016.38	$ 8.89	1.75%
Class C	1,000.00	1,012.60	12.68	2.50

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.

Beech Hill Total Return Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2019

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern LightsVariable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014-2017); and Altegris KKR Commitments Master Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	1

Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007)

12/31/19 – NLFT_v3

Beech Hill Total Return Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2019

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006-2012); and Vice-President, Blu Giant, LLC, (2004-2013).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President-Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2019, the Trust was comprised of 74 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-760-0005.

12/31/19 – NLFT_v3

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

PROXY VOTING POLICY

Information regarding how the Fund votes proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-760 -0005 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-Q’s successor form, Form N-Port. Form N-Q is available on the SEC’s website at http://www.sec.gov. The information on Form N-Q and Form N-Port are available without charge, upon request, by calling 1-877-760-0005.

INVESTMENT ADVISOR

Beech Hill Advisors, Inc.

880 Third Ave., 16th Floor

New York, NY 10022

ADMINISTRATOR

Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that Mark Taylor is an independent audit committee financial expert.

(a)(2) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 - $14,500

2018 - $14,500

(b)	Audit-Related Fees

2019 – None

2018 – None

(c)	Tax Fees

2019 - $2,200

2018 - $2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 – None

2018 – None

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/9/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/9/2020

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 3/9/2020